Putnam Money Market Fund

Prospectus Supplement

dated February 1, 1999 to Prospectus

dated February 1, 1999


Effective February 1, 1999, the Money Market Fund will offer Class C shares. This document provides important information about Class C shares and supplements the Prospectus of the Fund.

FEES AND EXPENSES
This table summarizes the fees and expenses you may pay if you buy and hold Class C shares of the fund. You pay shareholder fees directly. Annual fund operating expenses are deducted from the fund's assets.
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed On Purchases (as a
percentage of the offering price)NONE

Maximum Deferred Sales Charge
(Load)(as a percentage of the
original purchase price or redemption
proceeds, whichever is lower)   1.00%


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund
assets)

                                        TOTAL
ANNUAL
                MANAGEMENT      DISTRIBUTION OTHER     FUND OPERATING
                FEES     (12B-1) FEES   EXPENSES  EXPENSES

                   0.32% 0.50 %    0.26%           1.08%

EXAMPLE
This example translates the "total annual fund operating expenses" shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in a fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest
$10,000 in a fund for the time periods shown and redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

     1 YEAR  1 YEAR 3 YEARS      5 YEARS
10 YEARS
   NO REDEMPTION
     $110     $210  $343  $595    $1,317


The section "How do I buy funds shares?" is replaced by the following

How do I buy fund shares?
You can choose among different types of deferred sales charges and different levels of ongoing operating expenses, as illustrated in the "Fees and expenses" section. The class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Class B and C shares of the Money Market Fund are offered only under special circumstances described later in this section.
*Class A and M shares
You can open a fund account with as little as $1,000 and make additional investments at any time with as little as $100. Shares are sold at a price of $1.00 per share, without any initial sales charge.
You may pay a deferred sales charge when you sell (redeem) class A shares of the fund that were bought by exchanging shares from another Putnam fund that were originally bought without an initial sales charge as part of a purchase of $1 million or more. The charges apply as follows.
YEAR  AFTER  PURCHASE 1        2   3+
----------------------------------------
CHARGE        1%    0.50%      0%
Shares not subject to any charge will be redeemed first, followed by shares held longest. The deferred sales charge will be based on the lower of the shares' original cost and current net asset value, because you may have acquired the shares in an exchange from a fund whose share values fluctuated. You may sell shares acquired by reinvestment of distributions without a charge at any time.
*Class B and C shares
You can only buy class B or class C shares
* by opening a dollar cost averaging account in which all of the amount invested will be reinvested in class B or (effective on or about April 1,
  1999) class C shares, as appropriate, of other Putnam funds within 24 months after the initial purchase, or
* by exchange of class B or class C shares from another Putnam fund
If you sell (redeem) class B shares within six years after you bought them, you will generally pay a deferred sales charge according to the following schedule.
YEAR AFTER
PURCHASE    1    2    3    4    5    6
7+
----------------------------------------
----------------------------------------
-----------------------------CHARGE  5%
4%     3%   3%   2%   1%   0%
Shares not subject to any charge will be redeemed first, followed by shares held longest. The deferred sales charge will be based on the lower of the shares' original cost and current net asset value, because you may have acquired the shares in an exchange from a fund whose share values fluctuated. You may sell shares acquired by reinvestment of distributions without a charge at any time.
If you sell (redeem) Class C Shares within one year after you bought them, you will generally pay a deferred sales charge of 1%.

Orders for class B shares for more than $250,000 and orders for class C shares for more than $1 million are treated as orders for class A shares or refused. Class B shares convert automatically to class A shares after 8 years, eliminating the 12b-1 fee. They may convert sooner in some cases.
*General (all shares)
Because the fund seeks to be fully invested at all times, it only sells shares to you when it receives "same-day funds," which are monies that are credited to the fund's designated bank account by the Federal Reserve Bank of Boston. If the fund receives same-day funds before the close of trading on the New York Stock Exchange, it will accept the order to buy shares that day.
You can buy shares
* Through a financial advisor. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge you for his or her services.
* By mail. Complete an order form and send it to Putnam Investor Services with your check, Federal Reserve Draft or other negotiable bank draft drawn on a U.S. bank and payable in U.S. dollars to the order of the fund whose shares you want to buy. If you pay by Federal Reserve Draft, the fund will accept your order on the day it is received if the order is received before the close of regular trading on the New York
   Stock Exchange. If you pay by check or other draft, the fund's designated bank will make same-day funds available to the fund on the first business day after receipt of your check or draft, and the fund will then accept your order.
* By wire transfer. You may buy fund shares by bank wire transfer of same-day funds. See the order form for wiring instructions. Any commercial bank can transfer same-day funds by wire. The fund will normally accept wired funds for investment on the day received if they are received by the fund's designated bank by 3 p.m. Boston time. Your bank may charge you for wiring same-day funds. Although the funds' designated bank does not currently charge you for receiving same-day funds, it reserves the right to charge for this service. You cannot buy shares for tax-qualified retirement plans by wire transfer.
The fund will not issue share certificates, but instead each maintains a complete record of the transactions in your account that always shows how many shares you own.
*You may be eligible for reductions and waivers of deferred sales charges. Deferred sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of deferred sales charges is included in the SAI. You may consult your financial advisor or Putnam Mutual Funds for assistance.
* Distribution (12b-1) plans. The Fund has adopted distribution plans to pay for the marketing of its class B, class C and class M shares and for services provided to shareholders. The plans provide for payments at annual rates
(based on average net assets) of up to 0.75% on class B and class C shares and 1.00% on class M shares. The Trustees currently limit payments on class B, class C and class M shares to 0.50%, 0.50% and 0.15% of average net assets, respectively. Because these fees are paid out of the fund's assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C and class M shares means they have a higher expense ratio and lower dividends than class A shares. Because class C and class M shares, unlike class B shares, do not convert to class A shares, class C and class M shares may cost you more over time than class B shares.